                                                                EXHIBIT 10.8(II)

                              AMENDMENT NUMBER 7


                  REINSURANCE NOVATION AGREEMENT ENDORSEMENT
                  ------------------------------------------

     This Agreement is made and entered into by and among HARBOR INSURANCE COMPANY (the "Ceding Company"), THE CONTINENTAL INSURANCE COMPANY (the "Assuming Company") and USF REINSURANCE CO. (the "Reinsurer") as of the 1st day of January, 1990.

     WHEREAS, the Ceding Company and the Reinsurer entered into a Accident and Health Reinsurance Contract (Contract Number Harbor 250) dated 1st day of January, 1986 the "Contract" whereby the Reinsurer acts as a reinsurer of the Ceding Company; and

     WHEREAS, the Ceding Company and the Assuming Company have entered into an Assumption Reinsurance and Administration Agreement effective January 1, 1990 (the "Assumption Reinsurance Agreement") whereby the Assuming Company has assumed all of the gross policy obligations of the Ceding Company under the policies which are the subject of the Contract; and

     WHEREAS, the parties wish to substitute the Assuming Company for the Ceding Company as a party to the Contract;

     NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Ceding Company, the Assuming Company and the Reinsurer agree as follows:

     1. As of the Effective Date (as defined below), the Assuming Company shall assume all of the liabilities and obligations of the Ceding Company under the contract and shall be substituted for the Ceding Company, in the Ceding Company's name, place and stead, as the cedant thereon so as to effect a novation of the Contract and release the Ceding Company from any and all liabilities or obligations thereunder.

     2. As of the Effective Date, the Assuming Company shall be entitled to all of the rights of the Ceding Company under the Contract and shall be entitled to enforce all such rights in the name, place and stead of the Ceding Company.

     3. The Effective Date of this Endorsement shall be 12:01 a.m. Pacific Standard Time on the 1st day of January, 1990, (the "Effective Date").

IN WITNESS WHEREOF, the parties have entered into this Endorsement as of the first day and year written above.

                               HARBOR INSURANCE COMPANY


                               BY: /s/ [SIGNATURE ILLEGIBLE]^^
                                   ---------------------------------
                                       VICE PRESIDENT


                               THE CONTINENTAL INSURANCE COMPANY



                               BY: /s/ [SIGNATURE ILLEGIBLE]^^
                                   ---------------------------------
                                       VICE PRESIDENT

                               USF REINSURANCE CO.


                               BY: /s/ [SIGNATURE ILLEGIBLE]^
                                   ---------------------------------